UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007
LAIDLAW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)
(630) 848-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On February 9, 2007, Kevin E. Benson, the Chief Executive Officer and President of Laidlaw International, Inc. (“Laidlaw International” or the “Company”) presented shareholders a review of the Company’s strategic initiatives and financial condition and discussed the announcement of the merger transaction with FirstGroup plc (“FirstGroup”). The visual presentation is attached as an exhibit to this Form 8-K and is also available on the Company’s website at www.laidlaw.com.
Item 8.01 Other Events
As set forth in Item 7.01 of this Current Report on Form 8-K, the Company discussed with shareholders the announcement of the merger transaction with FirstGroup. The applicable visual presentation in connection therewith is attached hereto as Exhibit 99.1 and is also available on the Company’s website at www.laidlaw.com.
Additional Information and Where to Find It
In connection with the proposed merger and required stockholder approval, Laidlaw International, Inc. (“Laidlaw”) will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to Laidlaw’s stockholders. Laidlaw’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the above-described transactions and Laidlaw. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Laidlaw by going to Laidlaw’s Investors page on its corporate website at www.laidlaw.com or by directing a request to Laidlaw International, 55 Shuman Boulevard, Naperville, IL, 60563. Attention: Investor Relations.
Laidlaw and FirstGroup and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Laidlaw connection with the above-described transactions. Information about Laidlaw and its directors and officers can be found in Laidlaw’s proxy statements on Schedule 14A and annual reports on Form 10-K filed with the SEC. Information about FirstGroup and its directors and officers can be found in FirstGroup’s annual reports available on FirstGroup’s Investor Centre page on its corporate website at www.firstgroup.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit
Number	Description

99.1	February 2007 Annual Meeting Presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	LAIDLAW INTERNATIONAL, INC.
	By:	/s/ Jeffrey W. Sanders
	Name:	Name:	Jeffrey W. Sanders
	Title:	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	February 2007 Annual Meeting Presentation.